UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 14, 2007
(Date of earliest event reported)
LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-4136

Minnesota (State or other jurisdiction of incorporation)	41-0948334 (IRS Employer Identification No.)
3515 Lyman Boulevard, Chaska, Minnesota 55318
(Address of principal executive offices, including zip code)
(952) 368-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Form of Indemnification Agreement for Non-Employee Directors
Form of Indemnification Agreement for Officers

Item 1.01. Entry Into a Material Definitive Agreement.
     On November 14, 2007, Lifecore Biomedical, Inc. (the “Company”) entered into an Indemnification Agreement with each member of its Board of Directors and each of its executive officers. These agreements generally mirror the provisions of the Minnesota indemnification statutes and give directors and officers the protection of contractual indemnification in addition to statutory indemnification.
     The indemnification agreements generally provide that the Company will indemnify a person made or threatened to be made a party to a Proceeding (as defined in the indemnification agreements) by reason of the former or present Official Capacity (as defined in the indemnification agreements) of the person (an “Indemnitee”) against judgments, penalties, fines, settlements and reasonable expenses, including attorneys’ fees and disbursements, incurred by the Indemnitee in connection with the Proceeding, if, with respect to the acts or omissions of the Indemnitee complained of in the Proceeding, the Indemnitee: (1) acted in good faith; (2) received no improper personal benefit and satisfied Minnesota Statute Section 302A.255, if applicable; (3) in the case of a criminal Proceeding, had no reasonable cause to believe that the conduct was unlawful; and (4) reasonably believed that the conduct was in the best interests of the Company or reasonably believed that the conduct was not opposed to the best interests of the Company, as applicable. In addition, the indemnification agreements provide that if an Indemnitee is made or is threatened to be made a party to a Proceeding, the Indemnitee is entitled, upon written request to the Company, to payment or reimbursement by the Company of reasonable expenses, including attorneys’ fees and disbursements, incurred by the Indemnitee in advance of the final disposition of the Proceeding.
     The Indemnification Agreement for Non-Employee Directors extends the right of indemnification and advancement of reasonable expenses to affiliates of a director Indemnitee to the extent that such affiliate incurs or is found liable for expenses for which the director Indemnitee would be entitled to indemnification under the agreement. The Indemnification Agreement for Officers includes a fifth condition that must be satisfied in order for an officer Indemnitee to be entitled to indemnification, which requires that the officer Indemnitee has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the officer Indemnitee in connection with the Proceeding with respect to the same act or omissions.
     The foregoing summary of the forms of indemnification agreement is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement for Non-Employee Directors attached as Exhibit 10.1 and the Form of Indemnification Agreement for Officers attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

10.1	Form of Indemnification Agreement for Non-Employee Directors

10.2	Form of Indemnification Agreement for Officers

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.

By:	/s/ David M. Noel

David M. Noel Vice President of Finance and Chief Financial Officer
Date: November 19, 2007

EXHIBIT INDEX
10.1	Form of Indemnification Agreement for Non-Employee Directors

10.2	Form of Indemnification Agreement for Officers